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                                                                   EXHIBIT 10.44


                           [LETTERHEAD OF BANK EXIM]

                              CONFIRMATION LETTER

DATE     :OCTOBER 21, 1998
NUMBER   :***/**1/*/**
REF      :BANK GUARANTEE

DEAR SIR,

WE, PT. BANK EKSPOR IMPOR INDONESIA (PERSERO) JAKARTA PLAZA EXIM BRANCH JL. GATOT SUBROTO KAV. 36-38, JAKARTA INDONESIA, DO HEREBY CONFIRMED THAT OUR LETTER ISSUED THE INSTRUMENT AS FOLLOWS.

TYPE            :BANK GUARANTEE
NUMBER          :**8/****-**/*/**
AMOUNT          :US$ 25,000,000.00 (US DOLLARS TWENTY FIVE MILLION)
ISSUED DATE     :OCTOBER 21, 1998
MATURITY DATE   :OCTOBER 21, 2000

TYPE            :BANK GUARANTEE
NUMBER          :**9/****-**/*/**
AMOUNT          :US$ 25,000,000.00 (US DOLLARS TWENTY FIVE MILLION)
ISSUED DATE     :OCTOBER 21, 1998
MATURITY DATE   :OCTOBER 21, 2000

BANK ADDRESS    :JL. GATOT SUBROTO KAV 36-38 JAKARTA INDONESIA
TELEPHONE NO.   :****
FACSIMILE       :****
TELEX NO.       :****

THIS LETTER HAS BEEN REGISTERED IN OUR OFFICE JAKARTA AND ANY CLARIFICATION OR VALIDATION OF THIS LETTER HAS TO BE ADDRESSED TO THE UNDERSIGNED AND OUR OFFICE JAKARTA PLAZA EXIM BRANCH, JAKARTA, INDONESIA.

BEST REGARDS,
PT BANK EKSPOR IMPOR INDONESIA (PERSERO)
      JAKART PLAZA EXIM BRANCH

             [SEAL]

      /s/ ****
      ---------------------
             B.43.8


ENDORSEMENT BANK INDONESIA
           [SEAL]


/s/ ****
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